Trade Accounts Receivable, Net (Details) - Schedule of allowance for doubtful accounts - USD ($) $ in Thousands	Mar. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Allowance For Doubtful Accounts [Abstract]
Beginning balance	$ 3,012	$ 2,606	$ 5
Provision	(507)	618	2,574
Exchange rate fluctuation	266	(212)	32
Decrease due to deconsolidation of Micronet			(5)
Total	$ 2,771	$ 3,012	$ 2,606